EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED

MASTER DISBURSEMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER DISBURSEMENT AGREEMENT (this “Amendment”) is made and entered into as of October 31, 2007, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Company”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Bank Agent (the “Bank Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the “Disbursement Agent”), with respect to the following:

Recitals

A. Disbursement Agreement. The undersigned are parties to that certain Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), among the Company, the Bank Agent and the Disbursement Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

B. Amendment. The undersigned desire to amend the Disbursement Agreement to reflect certain agreements of the parties hereto, all as more particularly set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. AMENDMENTS.

a. Exhibit A to the Disbursement Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

““Additional 2014 Notes” means the Additional Notes (as defined in the 2014 Notes Indenture).”

b. Exhibit A to the Disbursement Agreement is hereby amended by deleting the definition of “2014 Notes” in its entirety and replacing it with the following:

““2014 Notes” means, the 6-5/8% Mortgage Notes due 2014 issued by the Company and Capital Corp. pursuant to the 2014 Notes Indenture (including any Additional 2014 Notes) and any exchange notes related thereto as contemplated by the 2014 Notes Indenture.”

c. Exhibit P to the Disbursement Agreement, and all references thereto in the Disbursement Agreement, are hereby deleted in their entirety.

d. Section 5.13 of the Disbursement Agreement is hereby amended by replacing the words “and programs listed on Exhibit P” where such words appear therein with the words “and coverages required to be maintained under Section 6.5(d) of the Bank Credit Agreement”.

2. MISCELLANEOUS. Except as set forth in this Amendment, all other terms and provisions of the Disbursement Agreement remain unmodified and in full force and effect. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of counterparts and when signed by all of the parties hereto shall constitute a single binding agreement. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

WYNN LAS VEGAS, LLC, a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

		By:	/s/ Marc D. Schorr
		Name:	Marc D. Schorr
		Title:	Chief Operating Officer

[Signature Page to First Amendment to

Amended and Restated Master Disbursement Agreement]

BANK AGENT: DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ JT Coe
Name:	JT Coe
Title:	Managing Director

DISBURSEMENT AGENT: DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ JT Coe
Name:	JT Coe
Title:	Managing Director

[Signature Page to First Amendment to

Amended and Restated Master Disbursement Agreement]